SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 1, 1997



                               WOOD BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                        0-22034                  34-1742860
--------------------------------------------------------------------------------
  (State or other          (Commission File Number)         (IRS Employer
  jurisdiction of                                           Identification
   incorporation)                                           Number)



   124 East Court, Bowling Green, Ohio                       434082
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (419) 352-3502


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On July 1, 1997, Wood Bancorp, Inc. issued the press release attached hereto as Exhibit 99 announcing the declaration of a stock dividend.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed its behalf by the undersigned hereunto duly authorized.



                                                     WOOD BANCORP, INC.



Date: July 10, 1997                                  By: /s/Richard Gordley
                                                         ------------------
                                                         Richard Gordley
                                                         President